UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Real Goods Solar, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Real Goods Solar, Inc.

833 W. South Boulder Road

Louisville, Colorado 80027

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, MAY 13, 2011

To our shareholders:

We will hold the 2011 annual meeting of shareholders of Real Goods Solar, Inc. (“we”, “us”, “our”, or “Real Goods Solar”), a Colorado corporation, on Friday, May 13, 2011, at 10:00 a.m. at the Residence Inn, 845 Coal Creek Circle, Louisville, Colorado 80027, for the following purposes:

1. to elect six directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

2. to vote on a proposal to amend the Real Goods Solar 2008 Long-Term Incentive Plan in order to increase the number of shares which may be issued pursuant to the plan; and

3. to transact such other business as may properly come before our annual meeting, or any adjournment(s) or postponement(s) thereof.

Our board of directors has fixed the close of business on Friday, March 11, 2011, as the record date for determining our shareholders entitled to notice of, and to vote at, our annual meeting. A complete list of our shareholders entitled to vote at our annual meeting will be available for inspection by any of our shareholders prior to our annual meeting, upon written request showing a proper purpose, during normal business hours at our Louisville, Colorado office. Only shareholders of record on the March 11, 2011 record date are entitled to notice of, and to vote at, our annual meeting and any adjournments or postponements thereof.

We are furnishing proxy materials to our shareholders primarily by the Internet. On March 31, 2011, we will commence mailing our shareholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2011 proxy statement and 2010 annual report. The Notice of Internet Availability of Proxy Materials also instructs you on how to access your proxy card to vote through the Internet or by telephone, and provides instruction on how you can request a paper copy of these documents if you desire. If you received your annual meeting materials by mail, the proxy statement and proxy card from our board of directors and our annual report were enclosed. If you received your annual meeting materials via email, the email contained voting instructions and links to the proxy statement and annual report on the Internet, which are both available at www.proxyvote.com. This process is designed to expedite our shareholders’ receipt of proxy materials, lower the cost of our annual meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Our shareholders are cordially invited to attend our annual meeting in person.

By Order of the Board of Directors,

March 31, 2011	John Jackson, Secretary

YOUR VOTE IS IMPORTANT

We urge you to vote your shares as promptly as possible by following the voting instructions in the Notice of Internet Availability of Proxy Materials.

If you have shares registered in your own name, you may vote your shares in a number of ways:

•	electronically via the Internet at www.proxyvote.com,

•	by telephone, if you are in the U.S. and Canada, by calling 1-800-690-6903, or

•	by requesting a proxy card be mailed to you.

If you hold our shares with a broker, you may also be eligible to vote via the Internet or by telephone if your broker or bank participates in the proxy voting program provided by Broadridge Investor Communication Services.

Real Goods Solar, Inc.

833 W. South Boulder Road

Louisville, Colorado 80027

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, MAY 13, 2011

We are furnishing this proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies by and on behalf of our board of directors for use at our 2011 annual meeting of shareholders to be held on Friday, May 13, 2011, starting at 10:00 a.m. at the Residence Inn, 845 Coal Creek Circle, Louisville, Colorado 80027, and at any adjournment(s) or postponement(s) thereof.

PURPOSE OF ANNUAL MEETING

At the annual meeting, our shareholders will be asked: (i) to elect six directors of our company to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified, (ii) to vote on a proposal to amend the Real Goods Solar 2008 Long-Term Incentive Plan in order to increase the number of shares which may be issued pursuant to the plan and (iii) to transact such other business as may properly be brought before the annual meeting. Our board recommends a vote “FOR” the election of the nominees for directors of Real Goods Solar listed below and “FOR” amending our Incentive Plan.

QUORUM AND VOTING RIGHTS

The presence, in person or by proxy, of the holders of a majority of the outstanding votes eligible to be cast by our Class A and Class B Common Stock is necessary to constitute a quorum at the annual meeting. Only shareholders of record at the close of business on the record date, Friday, March 11, 2011, will be entitled to notice of, and to vote at, the annual meeting. As of March 11, 2011, there were 16,157,399 shares of our Class A Common Stock, par value $.0001, and 2,153,293 shares of our Class B Common Stock, par value $.0001, outstanding and entitled to vote. Holders of our Class A Common Stock as of the record date are entitled to one vote for each share held and holders of our Class B Common Stock as of the record date are entitled to ten votes for each share held. The holders of our Class A and Class B Common Stock will vote together as a single class. Cumulative voting is not permitted for any purpose. Once a quorum is present, the affirmative vote of a majority of the votes cast on any subject matter shall be the act of the shareholders, other than with respect to the election of directors as described below.

Gaiam, Inc., our majority shareholder, holds all 2,153,293 outstanding shares of our Class B Common Stock and 7,846,707 shares of our Class A Common Stock. These shares constitute are entitled to cast approximately 64% of the votes of our shareholders and are sufficient to constitute a quorum, to elect all Real Goods Solar directors and to approve the proposal to amend our 2008 Long-Term Incentive Plan . Gaiam has indicated that it plans to be present at the meeting and vote in favor of the six directors nominated by our Board and in favor of amending our Incentive Plan.

All shares of our Common Stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with properly executed instructions indicated in the proxies. Abstentions and broker non-votes will have no effect on the result of the vote, although they will count towards the presence of a quorum. Any shareholder executing a proxy has the power to revoke the proxy at any time prior to its exercise. A proxy may be revoked prior to exercise by (a) filing with Real Goods Solar a written revocation of the proxy, (b) appearing at the annual meeting and voting in person, (c) voting by telephone or by using the Internet, either of which must be completed by 11:59 p.m. Eastern Time on May 11, 2011 (only your latest telephone or Internet proxy is counted), or (d) submitting to Real Goods Solar a duly executed proxy bearing a later date.

We are using the Securities and Exchange Commission’s “E-Proxy” rules and furnishing proxy materials to our shareholders primarily by the Internet. On March 31, 2011, we will commence mailing our shareholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2011 proxy statement and 2010 annual report. The Notice of Internet Availability of Proxy Materials also instructs you on how to access your proxy card to vote through the Internet or by telephone, and provides instruction on how you can request a paper copy of these documents if you desire. If you received your annual meeting materials by mail, the proxy statement and proxy card from our board of directors and our annual report were enclosed. If you received your annual meeting materials via email, the email contained voting instructions and links to the proxy statement and annual report on the Internet, which are both available at www.proxyvote.com. This process is designed to expedite our shareholders’ receipt of proxy materials, lower the cost of our annual meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise. Our annual report is not to be considered as a part of the proxy solicitation material or as having been incorporated by reference.

This proxy statement, the form of proxy and voting instructions are being made available to shareholders at www.proxyvote.com. You may also request a printed copy of this proxy statement and the form of proxy or our annual report by any of the following methods: (a) telephone at 1-800-579-1639; (b) Internet at www.proxyvote.com; or (c) e-mail at sendmaterial@proxyvote.com. This proxy statement is first being sent or given to shareholders on March 31, 2011.

We will bear the cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to shareholders in connection with the solicitation of proxies. In addition, our officers, directors and employees may solicit proxies by written communication, telephone or telegraph. These persons will receive no special compensation for any solicitation activities.

IT IS THE INTENTION OF THE AGENTS DESIGNATED IN THE ENCLOSED PROXY CARD TO VOTE “FOR” THE ELECTION OF ALL SIX NOMINEES FOR DIRECTOR IDENTIFIED BELOW AND TO VOTE “FOR” THE AMENDMENT OF THE REAL GOODS SOLAR 2008 LONG-TERM INCENTIVE PLAN (UNLESS AUTHORITY IS WITHHELD BY THE SHAREHOLDER GRANTING THE PROXY). IF ANY NOMINEE FOR DIRECTOR BECOMES UNAVAILABLE TO SERVE FOR ANY REASON, THE PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE OR NOMINEES TO BE SELECTED BY OUR BOARD, UNLESS THE SHAREHOLDER WITHHOLDS AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS. GAIAM, INC., WHO HOLDS SHARES WITH A MAJORITY OF THE VOTES, HAS INFORMED REAL GOODS SOLAR THAT IT INTENDS TO VOTE ITS SHARES IN FAVOR OF THE NOMINEES SET FORTH IN THIS PROXY STATEMENT AND IN FAVOR OF THE AMENDMENT TO OUR LONG-TERM INCENTIVE PLAN.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

Our board of directors proposes that Jirka Rysavy, Lynn Powers, John Schaeffer, James Argyropoulos, Scott Lehman and Barbara Mowry be elected as directors of our company, to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. Unless contrary instructions are given, the proxies will be voted for these nominees. Each nominee has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable for service. If for any unforeseen reason any nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

Our business encompasses product sourcing, installation of solar products, marketing and research functions in a context characterized by rapidly evolving technologies, changing incentives, exposure to business cycles, and significant competition. Our board is responsible for reviewing and assessing the appropriate skills, experience, and background sought of board members in the context of our business and the then-current membership on the board. This assessment of board skills, experience, and background includes numerous diverse factors, such as independence; understanding of and experience in solar energy businesses, technology, finance, and marketing; international experience; age; and gender and ethnic diversity. The priorities and emphasis of the board with regard to these factors change from time to time to take into account changes in our business and other trends, as well as the portfolio of skills and experience of current and prospective board members. The board reviews and assesses the continued relevance of and emphasis on these factors as part of the board’s annual self-assessment process and in connection with candidate searches.

We do not expect or intend that each director will have the same background, skills, and experience; we expect that board members will have a diverse portfolio of backgrounds, skills and experiences. One goal of this diversity is to assist the board as a whole in its oversight and advice concerning our business and operations. The directors’ biographies note each director’s relevant experience, qualifications, and skills.

•    Senior Leadership Experience. Directors who have served in senior leadership positions are important to us, as they bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. These directors’ insights and guidance, and their ability to assess and respond to situations encountered in serving on our board, may be enhanced if their leadership experience has been developed at businesses or organizations that faced significant competition, and/or involved technology or other rapidly evolving business models.

•    Business Development Experience. Directors who have a background in business development and in acquisitions can provide insight into developing and implementing strategies for growing our business through combination with other organizations. Useful experience in this area includes consideration of “build versus buy,” analysis of the “fit” of a proposed acquisition with a company’s strategy, the valuation of transactions, and management’s plans for integration with existing operations.

•    Financial Expertise. Knowledge of financial markets, financing and funding operations, and accounting and financial reporting processes is important because it assists our directors in understanding, advising, and overseeing our capital structure, financing and investing activities, financial reporting, and internal control of such activities.

•    Industry and Technical Expertise. Because we are actively involved in the solar energy market, education or experience in relevant technology is useful in understanding our research and development efforts, competing companies, various solar products and installation techniques, and the market segments in which we compete.

•    Brand Marketing Expertise. Directors who have brand marketing experience can provide expertise and guidance as we seek to maintain and expand brand and product awareness and a positive reputation.

The names of the nominees, their ages, and their positions are set forth below. Each of the nominees is currently serving as a director of our company and commenced serving as a director in 2008, except for Scott Lehman, who became a director on January 15, 2009, and Lynn Powers who was appointed by our board of directors on May 20, 2009 to fill a vacancy.

JIRKA RYSAVY—age 56—Chairman of our company. Mr. Rysavy has served as the Chairman of Gaiam since its inception and served as Gaiam’s Chief Executive Officer from December 1998 to March 2009. In 1986, Mr. Rysavy founded Corporate Express, Inc., which, under his leadership, grew to become a Fortune 500 company supplying office and computer products and services. He was its Chairman and Chief Executive Officer until September 1998. Mr. Rysavy also founded and served as Chairman and Chief Executive Officer of Crystal Market, a health foods market, which was sold in 1987 to become the concept and first Wild Oats Markets store.

As our Chairman, the board believes that Mr. Rysavy brings to the board significant senior leadership, strategic focus, business development, sales and marketing, industry, technical, and global experience.

LYNN POWERS—age 61—Director. Ms. Powers has been a director of Gaiam since February 1996 and Gaiam’s Chief Executive Officer since March 2009. She served as Gaiam’s President from February 1996 until November 2010. From February 1996 until September 2001, she was Gaiam’s Chief Operating Officer, and from September 2001 until March 2009 she was Gaiam’s Chief Executive Officer of North American operations. From 1992 to 1996, she was Chief Executive Officer of La Scelta, an importer of natural fiber clothing products. Before that, Ms. Powers was Senior Vice President Marketing/Strategic Development and Vice President Merchandising of Miller’s Outpost, a specialty retailer.

As the Chief Executive Officer of Gaiam, the board believes that Ms. Powers brings to the board significant senior leadership, management, operational, financial, and brand management experience.

JOHN SCHAEFFER—age 61—Director and President of our company. Mr. Schaeffer founded our business in 1978. Between 1986 and 2008, Mr. Schaeffer served as either the President or Chief Executive Officer of our predecessor, Real Goods Trading Corporation, and served as our Chief Executive Officer from January to November 2008. Mr. Schaeffer has been involved in businesses selling solar and renewable energy products for more than 30 years. In 1995, Mr. Schaeffer helped create the Solar Living Center in Hopland, California. Mr. Schaeffer has been honored with numerous awards for his environmental business practices and his entrepreneurial successes.

As our President, the board believes that Mr. Schaeffer brings to the board significant senior leadership, management, operational, brand management and solar industry experience.

JAMES ARGYROPOULOS—age 66—Director. Mr. Argyropoulos has been primarily engaged as a private investor over the last fifteen years. In 1972, Mr. Argyropoulos founded and served as Chairman and Chief Executive Officer of The Cherokee Group Inc., a shoe manufacturing and apparel business. Mr. Argyropoulos also serves on the board of directors of Gaiam.

The board believes that Mr. Argyropoulos brings to the board significant senior leadership, management, financial, and brand management experience from his past business experience with The Cherokee Group and other companies.

SCOTT LEHMAN—age 52—Director. Mr. Lehman has been a director of Real Goods Solar since January 15, 2009. From 2007 to 2008, Mr. Lehman was Vice President – Acquisitions at Tecta America Corp, a roofing contractor. From 2002 to 2007, Mr. Lehman was Director – Strategic Business Development at White Cap Construction Supply, a distributor of specialty hardware, tools and materials to construction contractors. Previously, he served as interim Chief Executive Officer of Corporate Express

Australia, held a variety of positions at Corporate Express, Inc., an office and computer products supplier, including Vice President – Acquisitions, and served as chairman of the audit committee of Corporate Express Australia.

The board believes that Mr. Lehman brings to the board significant senior leadership, business development, management, financial, international, and brand management experience from his past business experience with Corporate Express Australia and other companies.

BARBARA MOWRY—age 63—Director. Since 2003, Ms. Mowry has been Chief Executive Officer of Silver Creek Systems, a provider of enterprise data usability software. From 1997 until February 2001, Ms. Mowry was the President and Chief Executive Officer of Requisite Technology, a business-to-business e-commerce company specializing in the creation and management of electronic content and catalogs. Prior to joining Requisite Technology, Ms. Mowry was an officer of Telecommunications, Inc. (cable television) from 1995 to 1997; and UAL, Inc. (airline) from 1983 to 1990. Ms. Mowry also serves on the board of directors of Gaiam.

The board believes that Ms. Mowry brings to the board expertise in corporate leadership, financial management, and Internet technology from her current position with a software firm and her past experience in e-commerce and communications.

Each director serves for a one-year term.

* * * * *

Directors will be elected by a plurality of the votes cast. If no instructions are indicated on a proxy card, the shares will be voted “FOR” the election of these nominees for director. Because director nominees must receive a plurality of the votes cast at the annual meeting, a vote withheld from a particular nominee or from all nominees will not affect the election of that nominee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE NOMINEES OF THE BOARD

PROPOSAL 2

AMENDMENT OF THE REAL GOODS SOLAR 2008 LONG-TERM INCENTIVE PLAN

General

The Board of Directors recommends that the shareholders approve an amendment to the Real Goods Solar 1999 Long-Term Incentive Plan to increase the number of shares of Class A Common Stock permitted to be granted. The amendment would provide that a maximum of 2,000,000 shares of Class A Common Stock be authorized for issuance under the Incentive Plan. Currently a maximum of 1,000,000 shares of Class A Common Stock is authorized for issuance under the Incentive Plan. Other than such increase, the amended Incentive Plan contains no material differences with the existing Incentive Plan. The following is a summary of the material features of the Incentive Plan, as amended, which is attached as Appendix A.

Summary of the Incentive Plan

The Incentive Plan was approved by our board and by Gaiam, our sole shareholder, on January 30, 2008. The purpose of the Incentive Plan is to advance the interests of our company and its shareholders by providing incentives to certain employees and other key individuals who perform services for us, including those who contribute significantly to the strategic and long-term performance objectives and growth of our company. Any person who is a full or part-time employee or who performs services for our company, including each of our directors, consultants and advisors, is eligible for selection by the Incentive Plan administrator for the grant of awards under the Incentive Plan. Three officers, three non-employee directors and approximately 260 non-officer employees qualify to participate in the Incentive Plan.

The Incentive Plan is administered by our board of directors or, if the board of directors so designates, by a committee of the board. Our board of directors is expected to designate the compensation committee to administer the Incentive Plan. The Incentive Plan administrator may delegate administrative responsibilities if so permitted by applicable law, other than with respect to executive officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Incentive Plan provides for the granting of several types of awards, including stock options, stock appreciation rights, or SARs, restricted stock, performance grants and other awards deemed by the Incentive Plan administrator to be consistent with the purposes of the Incentive Plan. Awards may be granted alone, or in conjunction with one or more other awards, as determined by the Incentive Plan administrator.

As amended, a maximum of 2,000,000 shares of Class A Common Stock will be authorized to be issued under the Incentive Plan in connection with the grant of awards, subject to adjustments described below. Currently 1,000,000 shares of Class A Common Stock are authorized to be issued under the Incentive Plan. Since 2008, 58,949 shares have been issued upon exercise of options and awards. At March 11, 2011, 904,600 Class A shares were reserved for issuance upon exercise of outstanding options and awards, representing approximately 5.6% of our outstanding Class A shares. No participant may receive awards under the Incentive Plan for more than 400,000 Class A Shares in any one fiscal year, subject to certain adjustments such as in the event of a stock split. On March 11, 2011, the closing price of a share of Class A Common Stock on NASDAQ was $2.48.

The Class A Common Stock issued under the Incentive Plan may be either newly issued shares, treasury shares, reacquired shares or any combination thereof. If our Class A Common Stock issued as restricted stock or otherwise subject to repurchase or forfeiture rights is reacquired by us pursuant to such rights, or if any award is canceled, terminates or expires unexercised, the Class A Common Stock which would otherwise have been issuable pursuant to such awards will be available for issuance under new awards.

The Incentive Plan administrator has exclusive discretion to select the employees and other key individuals performing services for us to whom awards will be granted; to determine the type, size and terms of each award; to modify within certain limits the terms of any award; to determine the time when awards will be granted; to establish performance objectives; to prescribe the form of documents representing awards under the Incentive Plan; and to make all other determinations that it deems necessary or desirable in the interpretation and administration of the Incentive Plan. The Incentive Plan administrator has the authority to administer and interpret the Incentive Plan, and its decisions are final, conclusive and binding.

Awards Under the Incentive Plan

Stock Options. A stock option, which may be a nonqualified or an incentive stock option, is the right to purchase a specified number of shares of Class A Common Stock at a price fixed by the Incentive Plan administrator. The option exercise price for nonqualified options may be equal to or greater than the fair market value of the Class A Common Stock. In the case of incentive stock options, the option exercise price may not be less than the fair market value of the underlying shares of Class A Common Stock on the date of grant and, with respect to incentive stock options granted to our employees or any of our affiliates who own more than 10% of the voting power of all classes of our stock or the stock of any of our affiliates, the option exercise price may not be less than 110% of fair market value on the date of the grant.

Stock options will generally expire not later than ten years or, in the case of incentive stock options granted to employees who own more than 10% of our stock, five years, after the date on which they are granted. Stock options become exercisable at such times and in such installments as the Incentive Plan administrator determines. Payment of the option exercise price must be made in full at the time of exercise in cash, by tendering to us shares of Class A Common Stock, by a combination thereof or by any other means that the Incentive Plan administrator deems appropriate, which may include the surrender of rights in one or more outstanding awards

Stock Appreciation Rights. A SAR provides the holder with the rights to receive, without payment to us, cash, Class A Common Stock, other property or any combination thereof, based on the increase in the value of the number of shares of Class A Common Stock specified in the award over a specified period of time. SARs may be granted either alone or in conjunction with other awards under the Incentive Plan. The holder of a SAR may elect between exercising the underlying option for shares of Class A Common Stock or surrendering the option in exchange for the receipt of a cash payment equal to the excess of the fair market value on the surrender date over the exercise price, times the number of shares subject to the award. The administrator will establish the terms and conditions of SARs, including the exercise price per share and the term of each SAR.

Restricted Stock and Restricted Stock Units. A restricted stock award is an award of a number of shares of Class A Common Stock that are subject to certain restrictions, such as a requirement that the shares shall be forfeited if the holder’s employment or performance of services for us terminates. RSUs are awards denominated in units of shares of Class A Common Stock under which the settlement of the award is subject to such conditions and terms (such as continued employment with our company) as the administrator may determine appropriate. RSUs may be settled in cash, shares of Class A Common Stock or a combination of the foregoing, as determined by the administrator on the grant date. The administrator will determine whether participants holding shares of restricted stock or RSUs are entitled to receive dividends and other distributions paid with respect to those shares during the period of restriction, prior to the time such shares are reflected as issued and outstanding shares on the company’s stock ledger.

Performance Grants. Performance grants are grants of cash, shares of Class A Common Stock, or other consideration such as other of our company’s securities or property or a combination thereof that is paid based on the performance of the holder, our company, one or more of our subsidiaries, divisions or units, or any combination thereof. The award of a performance grant entitles the recipient to receive a specified amount determined by the administrator, if the terms and conditions specified in the Incentive Plan and the award, including performance objectives which must be set within the first 90 days of any performance period, are satisfied. Payment of any amount with respect to a performance grants will be made by Real Goods as promptly as practicable after the end of the award period specified in the award or at such other time or times as the administrator may determine, and may be made in cash, shares of Class A Common Stock, other securities or property of Real Goods, or any combination thereof or in such other manner, as determined by the administrator in its discretion.

Additional Information

Under the Incentive Plan, if any change in the outstanding shares of Class A Common Stock occurs by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Class A Common Stock without our receipt of consideration, then the number of shares of Class A Common Stock underlying and the exercise price of any outstanding awards shall be proportionately adjusted. If any change in the outstanding shares of Class A Common Stock occurs by reason of any split-up, split-off, spin-off, merger, rights offering, reorganization, sale by us of all of our assets, distribution to shareholders (other than a stock split, stock dividend or a normal cash dividend on the Class A Common Stock) or other extraordinary or unusual event (other than a stock split or stock dividend on the Class A Common Stock as provided above), then, unless otherwise provided in an individual award agreement, our compensation committee shall make an equitable adjustment in the terms of any outstanding award or in the number of shares of Class A Common Stock available for awards.

The Incentive Plan permits the Incentive Plan administrator to determine whether it is advisable for us or any of our affiliates to provide financing in connection with the exercise of an award and the payment of related taxes, or to assist in obtaining financing from a bank or other third party in this regard. Such assistance may take any form and be on such terms as the Incentive Plan administrator considers appropriate, which may include a direct loan, a guaranty of the obligation to a third party or the maintenance by us or any of our affiliates of deposits with a bank or third party.

The Incentive Plan administrator may permit payment of taxes required to be withheld with respect to an award in any appropriate manner, which may include by the surrender to us of shares of Class A Common Stock owned by such person or that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such award.

Generally, no awards under the Incentive Plan may be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except in the event of a holder’s death), although the Incentive Plan administrator may approve transfers of awards to certain permitted transferees as defined under the Incentive Plan.

The expenses of the Incentive Plan are borne by us. The Incentive Plan will terminate upon the earlier of the adoption of a resolution by the board of directors terminating the Incentive Plan or ten years following the effective date, unless extended by action of the board of directors for up to an additional five years for the grant of awards other than incentive stock options. The board of directors may amend the Incentive Plan at any time and from time to time for any purpose consistent with the goals of the Incentive Plan. However, if failure to obtain shareholder approval would adversely affect compliance of the Incentive Plan with Rule 16b-3 promulgated under the Exchange Act, or other applicable law or regulation, no amendment will be effective unless and until approved by shareholders.

Benefits Under the Amended Incentive Plan

The benefits that will be awarded or paid under the amended Incentive Plan are not currently determinable. Awards granted under the amended Incentive Plan are within the discretion of the Incentive Plan administrator, and the administrator has not determined future awards or who might receive them.

Equity Compensation Plan Information

The following table provides information as of March 11, 2011 regarding total shares subject to outstanding stock options and rights and total additional shares available for issuance under the amended Incentive Plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	904,600	$2.94	1,036,451

Equity compensation plans not approved by security holders	70,000	$3.20	—

Total	974,600	$2.96	1,036,451

Federal Income Tax Consequences

The following is a summary of the principal current federal income tax consequences of transactions under the Incentive Plan. This summary does not describe all federal tax consequences under the Incentive Plan, nor does it describe state, local or foreign tax consequences.

  Incentive Stock Options. No taxable income is realized by the employee upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the employee. If the employee does not dispose of the shares received upon exercise of an incentive stock option within two years from the date of grant (or within one year after the transfer of such shares to the employee), then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the employee as a long-term capital gain and any loss sustained will be a long-term capital loss. In that case, no deduction will be allowed to Real Goods Solar for federal income tax purposes.

  If the shares of Class A Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally the employee will realize ordinary income in the year of disposition. The ordinary income will equal the amount of the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on an arms’-length sale of such shares) over the exercise price thereof, and Real Goods Solar will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by Real Goods Solar. Special rules may apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Class A Common Stock.

  If an incentive stock option is exercised at a time when it does not qualify for the tax treatment described above, the option is treated as a nonqualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment by reason of permanent and total disability), except in certain cases where the incentive stock option is exercised after the death of an employee.

  Nonqualified Options. No income is realized by the employee at the time a nonqualified stock option is granted under the Incentive Plan. Generally, at exercise, ordinary income is realized by the employee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and Real Goods Solar receives a tax deduction for the same amount. At disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

* * * * *

At the meeting, the proposal to amend the Incentive Plan requires the affirmative vote of a majority of the total votes cast on the proposal. If no instructions are indicated on a proxy card, the shares will be voted “FOR” the proposal to amend the Incentive Plan. Abstentions will have no effect on the outcome of the vote, although they will count towards the presence of a quorum.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE AMENDMENT TO THE REAL GOODS SOLAR 2008 LONG-TERM INCENTIVE PLAN

DIRECTOR INDEPENDENCE, COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Our board of directors currently consists of six members and meets regularly during the year. Our board of directors has determined that each of Messrs. Argyropoulos and Lehman and Ms. Mowry are independent as defined by the listing standards of the NASDAQ Global Market. Membership on the audit committee is limited to independent directors.

During 2010, our board held four in-person meetings. Each director attended at least 75% of the aggregated number of meetings of our board and of the committees of our board on which the director served during 2010, except for Messr. Argyropoulos who attended 50% of meetings of our board.

Our policy on attendance by directors at the annual meeting encourages our directors to attend the annual meeting unless they have a scheduling conflict.

Our board of directors generally has four regularly scheduled meetings during the year. Executive sessions (without management) are generally held adjacent to a regularly scheduled board meeting. Our board has standing audit and compensation committees, for which we have adopted written charters. These charters, which can be found at: http://www.realgoodssolar.com, along with corporate governance guidelines and code of ethics adopted by our board, provide the framework for governance of our company. Because we are deemed to be a controlled company on the basis of Gaiam’s control of more than 50% of our voting power, we do not have a nominating committee and are exempt from NASDAQ Global Market rules relating to the same.

Jirka Rysavy serves as a director and as our Chairman, and John Schaeffer serves as a director and as our President. The board believes that this leadership structure optimizes Mr. Rysavy’s and Mr. Schaeffer’s contributions to the board’s efforts. The board works closely with Mr. Rysavy and Mr. Schaeffer in their regular assessment of the risks that could confront our business, whether due to competitive issues, government incentives, the economy or otherwise.

Audit Committee. Our audit committee consists of Messrs. Argyropoulos and Lehman and Ms. Mowry, and each member of the audit committee is independent within the meaning of rules of NASDAQ Global Market. Mr. Lehman serves as chairperson of the audit committee and is an “audit committee financial expert,” as defined by the Securities and Exchange Commission’s rules adopted pursuant to the Sarbanes-Oxley Act of 2002. Our audit committee is responsible for the appointment, compensation and oversight of our auditor and for approval of any non-audit services provided by the auditor. Our audit committee also oversees (a) management’s maintenance of the reliability and integrity of our accounting policies and financial reporting and disclosure practices; (b) management’s establishment and maintenance of processes to assure that an adequate system of internal control is functioning; and (c) management’s establishment and maintenance of processes to assure our compliance with all laws, regulations and company policies relating to financial reporting. Our audit committee held one in-person meeting and three telephonic meetings during 2010.

Compensation Committee. Our compensation committee consists of Ms. Mowry and Messrs. Argyropoulos and Lehman. Ms. Mowry serves as chairperson of our compensation committee. Our compensation committee establishes compensation amounts and policies applicable to our executive officers, establishes salaries, bonuses and other compensation plans and matters for our executive officers and administers our stock option plans and employee stock purchase plan. Our compensation committee held one in-person meeting during 2010.

Compensation Committee Interlocks and Insider Participation

During fiscal 2010, our compensation committee was comprised of Barbara Mowry (Chairperson), James Argyropoulos and Scott Lehman. None of these persons has at any time been an officer or employee of our company. None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving on our board or our compensation committee, other than Mr. Rysavy, who is chairman of both Gaiam and Real Goods Solar.

We do not have a nominating committee, and nominations for directors are made by our full board. We are exempt from NASDAQ Global Market rules with respect to nominating committees because we may be deemed a controlled company on the basis of Gaiam’s control of more than 50% of our voting power, and in light of Gaiam’s control, our board does not believe a nominating committee would serve a meaningful purpose. Our bylaws set forth certain procedures that are required to be followed by shareholders in nominating persons for election to our board. Generally, written notice of a proposed nomination must be received by our corporate secretary not later than the 45th day nor earlier than the 70th day prior to the anniversary of the mailing of the preceding year’s proxy materials. As described above, our board considers a variety of factors when it selects candidates for election to the board. Our board will consider qualified director candidates recommended by our shareholders. Because we are a controlled company under the NASDAQ Global Market rules, our board has not adopted a formal policy regarding the consideration of director candidates recommended by shareholders; however, our board would not evaluate shareholder nominees differently from board nominees.

DIRECTOR COMPENSATION

Directors who are not employees of our company or its affiliates are paid fees of $3,000 for each board meeting attended, $1,000 for each telephonic meeting attended, $500 for each committee meeting attended and $250 for each telephonic committee meeting attended. Chairpersons of each standing committee receive an annual fee of $2,000. All directors receiving compensation elected to receive their 2010 compensation in Real Goods Solar Class A Common Stock.

Director Compensation Table

The following table provides compensation information for the year ended December 31, 2010 for each non-employee member of our board of directors.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Restricted Stock Awards (2)	Total
James Argyropoulos	—	$7,750	$11,520	$19,270

Barbara Mowry	—	$15,750	$11,520	$27,270

Scott Lehman	—	$15,500	$11,520	$27,020

(1)	Amounts in the Stock Awards column represent the aggregate grant date fair value of the shares issued computed in accordance with FASB ASC Topic 718. Amounts in this column include fees earned during 2010, some of which were paid in 2011 for administrative reasons. Assumptions used in the calculation of the aggregated grant date fair value for these stock awards are included in footnote 6 to our audited financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2011. Mr. Argyropoulos, Ms. Mowry and Mr. Lehman had 11,627, 16,555 and 13,604 stock awards outstanding at year end, respectively.
(2)	Amounts in the Restricted Stock Awards column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of 3,000 restricted stock awards granted to each non-employee director on May 12, 2010. These restricted stock awards vest 50% on their first anniversary and 50% on their second anniversary. Assumptions used in the calculation of the aggregated grant date fair value for these restricted stock awards are included in footnote 6 to our audited financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2011. Mr. Argyropoulos and Ms. Mowry each had 9,000 and Mr. Lehman had 6,000 restricted stock awards outstanding at year end.

EXECUTIVE OFFICERS OF REAL GOODS SOLAR

Our executive officers, their positions with our company and their respective ages are as follows:

Name	Age	Position
Jirka Rysavy	56	Chairman

John Schaeffer	61	President and Director

Erik Zech	39	Chief Financial Officer

Our executive officers are elected annually by our board of directors.

Biographical information about Messrs. Rysavy and Schaeffer is included under the heading “Proposal 1-Election of Directors- Nominees for Election as Directors”.

Mr. Zech has served as Real Goods Solar’s Chief Financial Officer since consummation of our initial public offering in May 2008, and also served as Real Goods Solar’s President from May 2008 until November 2008. Mr. Zech worked with the investment banking firm Thomas Weisel Partners LLC from February 2001 until March 2008, most recently as a Principal of the firm. From June 1999 until December 2000, Mr. Zech was Chief Financial Officer of Creditland, Inc.; from 1995 until 1997 he was in investment banking with Merrill Lynch; and from 1993 until 1995 he was a certified public accountant with Price Waterhouse.

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 11, 2011 for (i) each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our Class A or Class B Common Stock, (ii) each director and nominee for director, (iii) each executive officer named in the table of executive officers of Real Goods Solar above, and (iv) all current directors and executive officers as a group.

Title of Class of Common Stock	Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership(1)	Percent of Class
Class A	Gaiam, Inc.	(2)(3)	10,000,000	54.6%
	Columbia Wanger Asset Management, L.P.	(4)	1,711,000	10.6%
	Columbia Management Investment Advisers, LLC	(5)	1,154,616	7.1%
	D. Thompson and Darlene J. McCalmont	(6)	887,464	5.5%
	Stiassni Capital Partners, LP	(7)	816,900	5.1%
	Erik Zech	(8)	284,800	1.8%
	John Schaeffer	(8)	284,800	1.7%
	Barbara Mowry		25,555	*
	James Argyropoulos		20,627	*
	Scott Lehman		19,604	*
	Jirka Rysavy	(2)	—	*
	Lynn Powers		—	*
	All directors and officers as a group (7 persons)	(3)	635,386	3.4%
Class B	Gaiam, Inc.	(2)(3)	2,153,293	100.0%

*	Indicates less than one percent ownership.
(1)	This table is based upon information supplied by officers, directors and principal shareholders on Schedule 13Ds and 13Gs and Forms 3, 4 and 5 filed with the Securities and Exchange Commission. All beneficial ownership is direct, except as otherwise noted. Share amounts and percent of class include stock options exercisable within 60 days of March 11, 2011.
(2)	Mr. Rysavy serves as Chairman of Gaiam and has direct beneficial ownership of 668,682 shares of the Class A common stock of Gaiam and 5,400,000 shares of the Class B common stock of Gaiam, together representing approximately 26% of Gaiam’s outstanding equity and in excess of 50% of Gaiam’s voting power. By virtue of his office and his stock ownership in Gaiam, Mr. Rysavy may be deemed to control Gaiam, and may also be deemed to have indirect beneficial ownership of the shares of Class A Common Stock and Class B Common Stock of Real Goods Solar directly beneficially owned by Gaiam; however, Mr. Rysavy disclaims such beneficial ownership. The business address of Mr. Rysavy and Gaiam is 833 W. South Boulder Road, Louisville, Colorado 80027.
(3)	Includes 2,153,293 shares of Class A Common Stock obtainable upon conversion of Class B Common Stock.
(4)	According to a report on Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2011. The address for Columbia Wanger Asset Management, L.P. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.
(5)	According to a report on Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2011. The address for Columbia Management Investment Advisors, LLC is 100 Federal Street, Boston, Massachusetts 02110. According to the filing, Ameriprise Financial, Inc., as parent company of Columbia Management Investment Advisers, LLC, may be deemed to have beneficial ownership over the shares beneficially owned by Columbia Management Investment Advisers, LLC.
(6)	According to a report on Schedule 13D/A filed with the Securities and Exchange Commission on February 22, 2011. The business address for Mr. and Mrs. McCalmont is 2959 Winchester Blvd., #200A, Campbell, California 95008.
(7)	According to a report on Schedule 13G filed with the Securities and Exchange Commission on February 15, 2011. The address for Stiassni Capital Partners, L.P. is 3400 Palos Verdes Drive West, Rancho Palos Verdes, California 90275.
(8)	Includes the following shares issuable upon the exercise of stock options which can be exercised within sixty days of March 11, 2011: Mr. Schaeffer, 274,800; and Mr. Zech, 4,800.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Our Compensation Program and Philosophy

Our compensation program is intended to meet three principal objectives: (1) attract, reward and retain qualified, energetic officers and other key employees; (2) motivate these individuals to achieve short-term and long-term corporate goals that enhance shareholder value; and (3) support our corporate values by promoting internal equity and external competitiveness.

Our executive compensation program is overseen and administered by our compensation committee, which has the ultimate authority to make decisions with respect to the compensation of our named executive officers, but may, if it chooses, delegate any of its responsibilities to subcommittees. The compensation committee operates under a written charter adopted by our board of directors and is empowered to review and approve the annual compensation for our executive officers.

The principal objectives that guide the compensation committee in assessing our executive and other compensation programs include the proper allocation among current cash compensation, short-term bonus compensation and long-term compensation. Other considerations include our business objectives, our fiduciary and corporate responsibilities (including internal considerations of fairness and affordability), competitive practices and trends and regulatory requirements.

In determining the particular elements of compensation that are used to implement our overall compensation objectives, the compensation committee takes into consideration a number of factors related to our performance, such as our earnings per share, profitability, revenue growth, and the specific operational and financial performance of certain groups, as well as the competitive environment for our business. Stock price performance is not a factor in determining annual compensation because the market price of our Class A Common Stock is subject to a variety of factors outside of our control.

The compensation committee may, when appropriate as determined on an annual basis, identify individual performance goals for executive and other officers, which goals may play a significant role in determining such officers’ incentive compensation for that year and which are taken into consideration in setting base salary for the next year.

The compensation committee may meet with certain of our executive officers to obtain recommendations with respect to our compensation programs, practices and packages for executives, other employees and directors. The compensation committee may ask management for its recommendations regarding the base salary, bonus targets and equity compensation for the executive team and other employees. The compensation committee considers, but is not be bound by and may not always accept, management’s recommendations with respect to executive compensation. The compensation committee may also seek input from one or more independent compensation consultants prior to making determinations on material aspects of our compensation programs, practices and packages.

Elements of Our Compensation Program

The compensation committee believes that compensation paid to our executive officers and other members of our senior management should be closely aligned with our performance on both a short-term and a long-term basis and that such compensation should assist us in attracting and retaining talented persons who are committed to our mission and critical to our long-term success. To that end, the compensation committee believes that the compensation packages for executive officers should consist of three principal components:

Base Salary. Base salaries for executive officers are reviewed on an annual basis and at the time of promotion or other change in responsibilities. Starting salary levels and increases in salary are based on subjective evaluation of such factors as the level of responsibility, individual performance, market value of the officer’s skill set, and relative salary differences within our company for different job levels.

Annual Incentive Bonus. Incentive bonuses are generally granted based on a percentage of each executive officer’s base salary, which are expected to be from approximately 20% to 40% of each executive officer’s base salary, depending upon his or her position (but may exceed this range, in the discretion of the compensation committee, as was the case for fiscal 2010). Our bonus system incorporates certain performance criteria such as our profitability and revenues. These criteria are generally based on our overall performance and are determined at the beginning of the year in the compensation committee’s discretion. If these criteria are met, a bonus pool, again determined at the beginning of the year by the compensation committee in its discretion, is made available and allocated among our management. The allocation of the pool is also determined at the beginning of the year in the discretion of the compensation committee. Such allocation is based on recommendations of our management and is typically based on a percentage of base salary. In addition, the compensation committee may, in its discretion, award bonus amounts based on individual performance, which is typically assessed at the end of the year.

Long-Term Incentive Compensation. During fiscal 2010, long-term, performance-based compensation of executive officers and other employees took the form of stock option awards under our Incentive Plan. In addition, during fiscal 2008 we assumed stock option awards granted by our predecessor under the Incentive Plan. The compensation committee believes in the importance of equity ownership for all executive officers and a broader-based segment of our work force, for purposes of economic incentive, key employee retention and alignment of employees’ interests with those of shareholders. The compensation committee believes the Incentive Plan provides us with valuable flexibility to achieve a balance between providing equity-based compensation for employees at all levels, and creating and maintaining long-term shareholder value. Upon an executive officer’s hiring, the compensation committee makes its determination regarding long-term incentive compensation awards based upon prevailing compensation levels in the market for the individual’s position. Thereafter, such determinations will be based upon the executive officer’s past and expected future contributions to our business.

Stock option grants are typically expected to be made when a new executive officer is hired, and in determining the size of stock option grants, the compensation committee bases its determinations on such subjective considerations as the individual’s position within management, experience, market value of the executive’s skill set, and historical grant amounts to similarly positioned executives of our company. All stock options granted prior to the initial public offering of our Class A Common Stock vested at 50% upon completion of the offering, and thereafter approximately 2.0% vest monthly over the 25 months following completion of the offering.

We have selected these elements because each is considered useful or necessary to meet one or more of the principal objectives of our compensation policy. For instance, base salary and bonus target percentages are set with the goal of attracting employees and adequately compensating and rewarding them on a day-to-day basis for the time spent and the services they perform, while our equity programs are geared toward providing an incentive and reward for the achievement of long-term business objectives and retaining key talent. We believe that these elements of compensation, when combined, are effective, and will continue to be effective, in achieving the objectives of our compensation program.

The compensation committee reviews our compensation program on an annual basis. In setting compensation levels for a particular executive, the compensation committee takes into consideration the proposed compensation package as a whole and each element individually, but is not expected to apply any specific formula in doing so. While the importance of one compensation element to another may vary among executive officers, the compensation committee attempts to correlate the overall compensation package to each executive officer’s past and expected future contributions to our business. We do not have any employment or severance agreements with our current executive officers.

Summary Compensation Table

The following table includes information concerning compensation for each of the last three completed years for our principal financial officer, and the other named executive officers of our company. We do not pay any compensation to Mr. Rysavy and do not reimburse Gaiam for any portion of the compensation that Gaiam pays to Mr. Rysavy. According to Gaiam’s 2011 proxy statement, during 2010 Gaiam paid Mr. Rysavy a total of $233,051.

Name and Principal Position	Year	Salary (3)		Bonus (3)		Stock Awards	Option Awards (4)	All Other Compensation (5)		Total

John Schaeffer (1) President and Director	2010 2009 2008	$ $ $	153,000 157,052 170,000	$ $ $	144,000 3,000 —	— — —	$123,231 3,254 —	$ $	— 1,500 1,500	$ $ $	420,231 164,806 171,500

Erik Zech (2) Chief Financial Officer	2010 2009 2008	$ $ $	200,000 211,918 193,342	$ $ $	144,000 49,872 78,127	— — —	$123,231 — —	$	— — 1,500	$ $ $	467,231 261,790 272,969

(1)	Mr. Schaeffer served as our Chief Executive Officer until November 15, 2008, when he became our President.
(2)	Mr. Zech served as our Chief Financial Officer since May 14, 2008, and also served as our President from May 2008 until November 2008.
(3)	The Salary and Bonus columns represent amounts earned during those years and, because of the timing of payments, do not represent amounts paid during those years. The current annual salary rate for Mr. Schaeffer is $153,000 and for Mr. Zech is $200,000. Normally, bonuses are given at the discretion of our board of directors’ compensation committee. However, $125,000 of Mr. Zech’s combined 2008 and 2009 bonuses was guaranteed pursuant to the terms of his employment agreement, which has expired. Bonuses are typically paid between February and May of the year following the year earned.
(4)	The amounts in the Option Awards column reflect the aggregated grant date fair value of awards granted during 2010 and the incremental fair value of options repriced and modified during 2009, both of which were computed in accordance with FASB ASC Topic 718. Option awards are performance-based, and option awards during 2009 and 2008 were cancelled at the end of each such year, with no compensation costs recognized for each respective year, due to the non-achievement of the specified performance criteria. Our predecessor granted options to Mr. Schaeffer in 2007 that we assumed on January 31, 2008 as options granted under the Real Goods Solar 2008 Long-Term Incentive Plan. On November 17, 2009, option awards for Mr. Schaeffer were repriced to $2.92 per share and the exercisability was suspended for six months from the date of modification. Assumptions used in the calculation of the aggregated grant date fair value for these assumed options are included in footnote 6 to our audited financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2011.
(5)	All Other Compensation includes 401(k) Company match given during the indicated year.

Grants of Plan-Based Awards Table

The following table includes certain information with respect to options granted during or for the year ended December 31, 2010 to our executive officers named above in the Summary Compensation Table.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (1)	Exercise or Base Price of Option Awards (1)	Grant Date Fair Value of Stock and Option Awards (1)
John Schaeffer	3/4/2010	60,000	$2.96	$123,231

Erik Zech	3/4/2010	60,000	$2.96	$123,231

(1)	The options were granted pursuant to Real Goods Solar’s 2008 Long-Term Incentive Plan and approved by the Compensation Committee of the Board of Directors. The exercise price per share of these options was equal to the closing price of the underlying stock on the date of the grant. The grant date fair value of these options was determined in accordance with FASB ASC Topic 718. For further information, see footnote 6 to Real Goods Solar’s audited financial statements for the year ended December 31, 2010, included in Real Goods Solar’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2011.

Outstanding Equity Awards at Fiscal Year-End Table

The following table includes certain information with respect to the value of unexercised options previously awarded to our executive officers named above in the Summary Compensation Table as of December 31, 2010.

	Option Awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price (1)	Option Expiration Date (1)
	Exercisable (1)	Unexercisable (1)
John Schaeffer	270,000	—	$2.92	7/30/2014

	—	60,000	$2.96	3/4/2017

Erik Zech	—	60,000	$2.96	3/4/2017

(1)	Options granted prior to our initial public offering vested 50% upon the completion of our initial public offering and 2% each month thereafter. Options granted since our initial public offering vest based on performance (attainment of a certain amount of pre-tax income for a given year) or service conditions, or some combination thereof. The exercise price of the options is normally equal to the closing stock market price of our Class A common stock on the date of grant and the options expire seven years from the date of grant. On November 17, 2009, 270,000 of Mr. Schaeffer’s options were repriced to $2.92 per share and exercisability was suspended for six months from the date of modification. For further information, see footnote 6 to our audited financial statements for the year ended December 31, 2010, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2011.

Option Exercises and Stock Vested Table

The following table includes information with respect to options exercised during the year ended December 31, 2010 by our executive officers named above in the Summary Compensation Table.

	Option Awards
Name	Number of Shares Acquired on Exercise (1)	Value Realized on Exercise (1)
John Schaeffer	8,000	$26,448

(1)	Exercise of option awards granted by Gaiam under its 1999 Long-Term Incentive Plan. The exercise was cashless, meaning that when the options were exercised, the shares issued upon exercise were immediately sold. The amount listed in the Value Realized on Exercise column is the sale price less the exercise price of the option times the number of shares issued and immediately sold.

Generally Available Benefit Programs. We maintain a tax-qualified 401(k) Plan, which provides for broad-based employee participation. Our executive officers are eligible to participate in the 401(k) Plan on the same basis as other employees. Prior to the discontinuation of the Company match after the first quarter of 2009, under the 401(k) Plan, all of our employees were eligible to receive matching contributions from us, and this matching contribution equaled $0.50 for each dollar contributed by an employee up to a maximum annual matching benefit of $1,500 per person. The matching contribution was calculated and paid on a payroll-by-payroll basis subject to applicable Federal limits. We do not provide defined benefit pension plans or defined contribution retirement plans to our executives or other employees other than our 401(k) Plan described herein.

In fiscal 2010, our executive officers were eligible to receive the same health care coverage that was generally available to other of our employees. We also offered a number of other benefits to our named executive officers pursuant to benefit programs that have historically been provided through Gaiam and provide for broad-based employee participation. We expect these benefits to continue to be provided under Gaiam benefit programs for the foreseeable future. These benefits programs included medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, business travel insurance, wellness programs (including chiropractic, massage therapy, acupuncture, and fitness classes), relocation/expatriate programs and services, educational assistance, and certain other benefits.

Our compensation committee believes that our 401(k) Plan and the other generally available benefit programs allow us to remain competitive for employee talent, and that the availability of the benefit programs generally enhances employee productivity and loyalty to us. The main objectives of our benefits programs are to give our employees access to quality healthcare, financial protection from unforeseen events, assistance in achieving retirement financial goals, and enhanced health and productivity, in full compliance with applicable legal requirements. Typically, these generally available benefits do not specifically factor into decisions regarding an individual executive officer’s total compensation or Long-Term Incentive Plan award package.

Stock Option Grant Timing Practices

During fiscal 2010, our compensation committee and our board consistently applied the following guidelines for stock option grant timing practices.

•

New Employees: stock option grants to new hires are effective on the first day of the new employee’s employment with us or upon approval by our compensation committee, and the exercise price for the options is set at the closing price of our Class A Common Stock on that date.

•

Existing Employees: stock option grants to existing employees are effective on the date that our compensation committee approves the grant, and the exercise price for the options is set at the closing price of our Class A Common Stock on that date.

Compensation of President

During 2010, Mr. Schaeffer received a salary of $153,000. Mr. Schaeffer also served as a director during 2010. During 2010, Mr. Schaeffer received stock options on 60,000 shares under our 2008 Long-Term Incentive Plan, which vest over time. Our compensation committee and our board of directors believes that Mr. Schaeffer’s salary and overall compensation level were warranted given Mr. Schaeffer’s role with our Company, his previous experience and business accomplishments and the market value of his skill set as a senior executive.

Employment Contracts and Potential Payments Upon Termination or Change-in-Control

We do not have employment agreements or change of control agreements with any of our executive officers. Messrs. Schaeffer and Zech are entitled to paid time off amounts of $14,712 and $10,135, respectively, that would be payable upon termination from our company if such paid time off is not utilized prior to employment termination. Our directors, officers, and managers are also generally required to sign a confidentiality agreement and, upon receiving a stock option grant, a two-year non-compete agreement commencing with the date they leave our company.

Accounting and Tax Considerations

In designing our compensation programs, we take into consideration the accounting and tax effect that each element will or may have on us and the executive officers and other employees. We aim to keep the expense related to our compensation programs as a whole within certain affordability levels. When determining how to apportion between differing elements of compensation, our goal is to meet our objectives while maintaining relative cost neutrality. For instance, if we increase benefits under one program resulting in higher compensation expense, we may seek to decrease costs under another program in order to avoid a compensation expense that is above the level then deemed affordable under existing circumstances. For options, we recognize a charge to earnings for accounting purposes equally from the grant date until the end of the vesting period.

We believe we have structured our compensation program to comply with Internal Revenue Code Sections 162(m) and 409A. Under Section 162(m) of the Internal Revenue Code, a limitation is placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the service provider is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. We do not believe we have individuals with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit.

AUDIT COMMITTEE REPORT

Our audit committee, on behalf of our board of directors, oversees management’s conduct of internal control processes and procedures for financial reporting designed to ensure the integrity and accuracy of our financial statements and to ensure that we are able to timely record, process and report information required for public disclosure.

Our management is responsible for establishing and maintaining adequate internal financial controls, for the preparation of our consolidated financial statements and for the public reporting process. The firm of Ehrhardt Keefe Steiner & Hottman P.C. (“EKS&H”), as our independent registered public accounting firm for 2010, was responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon expressing its opinion as to whether our consolidated financial statements present fairly, in all material respects, our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States. Real Goods Solar is not required to have and did not engage EKS&H to perform an audit of its internal control over financial reporting.

In this context, our audit committee reviewed and discussed with management and representatives of EKS&H our audited consolidated financial statements for the year ended December 31, 2010. EKS&H stated, in its Report of Independent Registered Public Accounting Firm dated March 11, 2011, that its audit included consideration of internal control over financial reporting as a basis for designing appropriate audit procedures, but not for the purpose of expressing an opinion on the effectiveness of Real Goods Solar’s internal control over financial reporting.

Our audit committee also discussed with EKS&H the matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” Our audit committee reviewed with EKS&H, who was responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States, their judgment as to the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in our financial statements. Also, our audit committee discussed the results of the annual audit and such other matters required to be communicated with our audit committee under professional auditing standards.

In discharging its oversight responsibility over the audit process, our audit committee obtained from our independent auditors statements describing all relationships between our independent auditors and Real Goods Solar that might bear on our auditors’ independence consistent with applicable requirements of the Public Company Accounting Oversight Board and discussed with our auditors any relationships that may impact their objectivity and independence.

Our audit committee recommended to our board that our audited financial statements for the year ended December 31, 2010 be included in our Annual Report on Form 10-K for 2010 for filing with the Securities and Exchange Commission, in reliance upon (1) our audit committee’s reviews and discussions with management and EKS&H; (2) management’s assessment of the effectiveness of our internal control over financial reporting; and (3) the receipt of an opinion from EKS&H, dated March 11, 2011, stating our 2010 consolidated financial statements present fairly in all material respects, the consolidated financial position of our company and its consolidated subsidiaries at December 31, 2010 and the consolidated results of operations and cash flows for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States.

Audit Committee

Scott Lehman, Chairperson
James Argyropoulos
Barbara Mowry

This Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that this information be treated as “soliciting material” or specifically incorporate this information by reference into a document filed under the Securities Act or the Exchange Act.

Disclosure of Independent Accountant Fees

The following table presents fees for professional services rendered for the years ended December 31, 2010 and 2009:

Audit and Non-Audit Fees (in $000’s)	2010	2009

EKS&H:

Audit fees (1)	$120	$118
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—

Total	$120	$118

(1)	Audit fees are fees that we paid for the audit of our annual financial statements included in our annual report on Form 10-K and review of unaudited financial statements included in our quarterly reports on Form 10-Q; for services in connection with the filing of our S-8; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements; and all costs and expenses in connection with the above.

In accordance with the policies of our audit committee and legal requirements, all services to be provided by our independent registered public accounting firm are pre-approved by our audit committee. Pre-approved services include audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full audit committee for up to a year, and such services relate to a particular defined task or scope of work and are subject to a specific budget. In other cases, the chairman of our audit committee has the delegated authority from our audit committee to pre-approve additional services, and such action is then communicated to the full audit committee at the next audit committee meeting. To avoid certain potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its auditing firm. If we need such services, we obtain them from other service providers.

EKS&H is currently engaged to provide auditing services through the second quarter of 2011. Our audit committee is in negotiations with EKS&H to be our independent registered public accounting firm for the remainder of 2011. Representatives of EKS&H are expected to be present at our 2011 annual meeting. We expect EKS&H to be available to respond to appropriate questions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Following our IPO, we entered into the agreements with Gaiam described below. Because these agreements were negotiated while we were a wholly owned subsidiary of Gaiam, they may not reflect terms as favorable as we might have obtained had these agreements been made with an unaffiliated third party.

Intercorporate Services Agreement

Under our Intercorporate Services Agreement with Gaiam, Gaiam provides to us certain services that may include business and facilities management, human resources and employee benefits, payroll, internal audit and risk management, treasury and cash management, tax, legal, accounts payable, telecommunications services, including call center support, and information technology services. Gaiam agreed to make each service available to us on an as-needed basis.

This agreement automatically renews on a quarter-to-quarter basis. Any decision by us to terminate this agreement would be approved by disinterested members of our management and board of directors under our procedures regarding related party transactions. We pay a service charge that generally reflects the same payment terms, and is calculated using the same cost allocation methodologies for the particular service, as those associated with our historical costs, and we reimburse Gaiam any out-of-pocket expenses, including the cost of any third-party services required. We and Gaiam agree on the aggregate annual amount for a particular year that we will owe Gaiam for the services expected to be performed that year based upon the parties’ good faith estimates of those required services and the fees for such services. Fees under this agreement during 2010 were $745,000. We anticipate that fees for 2011 will be reduced to approximately $463,000 due to our assuming of human resources and other services from Gaiam. Fees under the agreement are paid at least quarterly. The annual fee amount, as well as any changes, must be approved in writing by the disinterested members of each of our and Gaiam’s boards of directors.

Tax Sharing and Indemnification Agreement

Our Tax Sharing and Indemnification Agreement with Gaiam generally governs Gaiam’s and our rights, responsibilities, and obligations with respect to taxes. Under the Tax Sharing and Indemnification Agreement, we expect, with certain exceptions, that we will generally be responsible for the payment of all income and non-income taxes attributable to our operations and the operations of our direct and indirect subsidiaries, whether or not such tax liability is reflected on a consolidated or combined tax return filed by Gaiam. Under the Tax Sharing and Indemnification Agreement, we will be required to distribute to Gaiam the tax effect of any tax credit and loss carryforwards we become entitled to use that were created prior to our IPO. In addition, we generally will be responsible for a portion of any additional taxes that are required to be paid for periods prior to the IPO as a result of a tax audit. The Tax Sharing and Indemnification Agreement also sets forth the respective rights, responsibilities and obligations between Gaiam and us with respect to the filing of tax returns, the administration of tax contests, assistance and cooperation and other tax matters. Under the Tax Sharing and Indemnification Agreement, we and Gaiam will each indemnify and hold harmless the other from and against any breach by a party of any representation, covenant, statement, promise or obligation of that party under this agreement. In addition, we will indemnify and hold harmless Gaiam from and against any liability under Section 355(e) of the Internal Revenue Code as a result of any action or failure to act by us, our directors, officers, or authorized agents. These indemnity obligations continue indefinitely, subject to any applicable statutes of limitations.

Registration Rights Agreement

Under our Registration Rights Agreement with Gaiam, the holder of our Class B common stock (or its permitted transferee) has the right to require us to register with the SEC all or any portion of the Class B common shares or the Class A Common Stock into which such Class B common shares may be converted so that those shares may be publicly resold, or to include such shares in any registration statement we file, subject to certain exceptions, conditions and limitations. These rights include demand registration rights, Form S-3 registration rights and “piggyback” registration rights, in each case on and subject to the terms and conditions identified in the Registration Rights Agreement. We will generally pay all expenses, other than underwriting discounts and commissions, relating to all demand registrations, Form S-3 registrations and piggyback registrations. These registration rights terminate as to a given holder of registrable securities, when such holder of registrable securities can sell all of such holder’s registrable securities during any 90-day period pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, or the Securities Act, or pursuant to another similar exception. However, if a holder owns more than 10% of our outstanding securities, such holder shall continue to have registration rights until such time as all of the holder’s securities may be sold pursuant to Rule 144 or such holder owns less than 10% of our outstanding securities. The resale of these shares in the public market upon exercise of those registration rights could adversely affect the market price of our common stock.

Solar Installation Projects

During 2010, we commenced a project for Mr. Rysavy to design and install an upgrade to an existing solar system for Mr. Rysavy’s residence. The contract price remains under negotiation. We anticipate submitting the contract price to our audit committee for approval prior to finalizing it.

Our Policies Regarding Related-Party Transactions

Any related-party transaction is reviewed by disinterested members of management and, if material, by disinterested members of our board of directors or a committee thereof to ensure that the transaction reflects terms that are at least as favorable for us as we would expect in a similar transaction negotiated at arm’s length by unrelated parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission reports of ownership and changes in ownership of our Class A Common Stock and other equity securities of our company. Our directors, officers and 10% holders are required by Securities and Exchange Commission regulations to furnish us with copies of all of the Section 16(a) reports they file.

Based solely upon a review of the copies of the forms furnished to us and the representations made by the reporting persons to us, we believe that each of Messrs. Schaeffer and Zech filed one late report for one transaction each related to the granting of stock options.

SHAREHOLDER PROPOSALS

Shareholders may submit proposals on matters appropriate for shareholder action at our annual meetings consistent with regulations adopted by the Securities and Exchange Commission. For shareholder proposals to be considered for inclusion in our proxy statement and form of proxy relating to the 2012 annual meeting of shareholders, they must be received by us not later than December 3, 2011, unless the date of the 2012 meeting of shareholders is changed by more than 30 days from May 13, 2012.

In addition, under the terms of our Bylaws, unless the date of the 2012 meeting of shareholders is changed by more than 30 days from May 13, 2012, shareholders who intend to present an item of business or nomination at the 2012 annual meeting of shareholders must provide notice in writing of such business or nomination to us no earlier than January 21, 2012 and no later than February 15, 2012.

Such written notice must contain specified information, including, among other things, information as would be required to be included in a proxy statement under Securities and Exchange Commission rules, as set forth more fully in our Bylaws. All proposals or other notices should be addressed to us at 833 W. South Boulder Road, Louisville, Colorado 80027, Attention: Secretary, Real Goods Solar, Inc.

DELIVERY OF MATERIALS

Securities and Exchange Commission rules permit a single set of annual reports, proxy statements or Notice of Internet Availability of Proxy Materials, as applicable, to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding. In accordance with a notice that is being sent to certain beneficial shareholders (who share a single address) only one annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, will be sent to that address unless any shareholder at that address gave contrary instructions. We will promptly deliver a copy of such materials to any shareholder requesting the same. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, or if any shareholders who share an address wish to receive a single set of annual reports, proxy statements or Notice of Internet Availability of Proxy Materials, as applicable, in the future, please contact Computershare Trust Company (our transfer agent & registrar) in writing by mailing to Computershare Trust Company, Attention: Householding, 250 Royall Street, Canton, MA 02021, or by faxing your request to: 303-262-0700. You can also contact us by calling 303-222-3600.

COMMUNICATION WITH THE BOARD

Shareholders may communicate with our board of directors, including the non-management directors, by sending a letter to the Real Goods Solar Board of Directors, c/o Corporate Secretary, Real Goods Solar, Inc., 833 W. South Boulder Road, Louisville, Colorado 80027. Our corporate secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, our corporate secretary will submit your correspondence to the chairman of the board or to any specific director to whom the correspondence is directed.

OTHER MATTERS

Our management does not intend to present, and has no information as of the date of preparation of this proxy statement that others will present, any business at the annual meeting, other than business pertaining to matters set forth in the notice of annual meeting and this proxy statement. However, if other matters requiring the vote of the shareholders properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the proxies held by them in accordance with their best judgment on such matters.

YOUR VOTE IS IMPORTANT

WE URGE YOU TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY, OR TO VOTE BY THE INTERNET OR BY TELEPHONE PROMPTLY, SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

APPENDIX A

REAL GOODS SOLAR, INC. 2008 LONG-TERM INCENTIVE PLAN

AMENDED AND RESTATED MARCH 11, 2011, SUBJECT TO APPROVAL BY STOCKHOLDERS

Section 1. Purpose. The purpose of this Plan is to advance the interests of Real Goods and its shareholders by providing incentives to certain Eligible Persons (as defined below) who contribute significantly to the strategic and long-term performance objectives and growth of the Company.

Section 2. Definitions. Certain capitalized terms applicable to this Plan are set forth in Appendix A.

Section 3. Administration. The Committee shall administer this Plan and shall have all the powers vested in it by the terms of this Plan, such powers to include exclusive authority to select the Eligible Persons to be granted Awards under this Plan, to determine the type, size, terms and conditions of the Award to be made to each Eligible Person selected, to modify or waive the terms and conditions of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to Eligible Persons located outside the United States and to prescribe the form of the agreements evidencing Awards made under this Plan. Awards may, in the discretion of the Committee, be made under this Plan in assumption of, or in substitution for, outstanding Awards previously granted by the Company, or an entity acquired by the Company or with which the Company combines. The number of Class A Shares underlying such substitute Awards shall be counted against the aggregate number of Class A Shares available for Awards under this Plan.

The Committee is authorized to interpret this Plan and the Awards granted under this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make any other determinations that it deems necessary or desirable for the administration of this Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan, as described in this Plan, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made to Participants or to be made to Eligible Persons. Notwithstanding the foregoing or any other provision of this Plan, the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code Section 409A, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1).

No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under this Plan, except for such member’s or officer’s own willful misconduct or as expressly provided by law. In addition to all other rights of indemnification and reimbursement to which a member of the Committee and an officer of the Company may be entitled, Real Goods shall indemnify and hold harmless each such member or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding or suit in connection with the performance of duties under this Plan against expenses (including reasonable attorneys’ fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him in connection with such proceeding or suit, except for his own willful misconduct or as expressly provided otherwise by law. Expenses (including reasonable attorneys’ fees) incurred by such a member or officer in defending any such proceeding or suit shall be paid by Real Goods in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by such member or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of such member or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by Real Goods as authorized in this Section.

Section 4. Participation. Consistent with the purposes of this Plan, the Committee shall have exclusive power to select the Eligible Persons who may participate in this Plan and be granted Awards under this Plan. Eligible Persons may be selected individually or by groups or categories, as determined by the Committee in its discretion.

Section 5. Awards under this Plan.

(a)             Types of Awards. Awards under this Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv)

Restricted Stock Units, (v) Performance Grants and (vi) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of this Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to Participants who are foreign nationals or are employed or performing services outside the United States).

(b)             Maximum Number of Shares that May be Issued. There may be issued under this Plan (as Restricted Stock, as Restricted Stock Units, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 2,000,000 Class A Shares, subject to adjustment as provided in Section 15. No Eligible Person may receive Awards under this Plan for more than 400,000 Class A Shares in any one fiscal year of the Company, subject to adjustment as provided in Section 15. Class A Shares issued pursuant to this Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof. If any Class A Shares issued as Restricted Stock, Restricted Stock Units or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights or, if any Award is canceled, terminates or expires unexercised, any Class A Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

(c)             Rights with Respect to Class A Shares and Other Securities. Except as provided in subsection 8(c) with respect to Awards of Restricted Stock and unless otherwise determined by the Committee in its discretion, a Participant to whom an Award is made (and any person succeeding to such a Participant’s rights pursuant to this Plan) shall have no rights as a shareholder with respect to any Class A Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a book entry or stock certificate to such Participant for such Class A Shares or other instrument of ownership, if any. Except as provided in Section 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry or stock certificate or other instrument of ownership, if any, is required to be issued based upon the date any Award was exercised. In all events, a Participant with whom an Award agreement is made to issue Class A Shares in the future shall have no rights as a shareholder with respect to such Class A Shares related to such agreement until issuance to such Participant of a book entry or stock certificate representing such shares.

Section 6. Stock Options. The Committee may sell Purchased Options or grant other Stock Options either alone, or in conjunction with other Awards, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to Eligible Persons who are employees of Real Goods (or any parent or subsidiary of Real Goods) and who have other Awards only to the extent that such other Awards do not disqualify the Incentive Stock Option’s status as such under the Code. Each Stock Option granted or sold under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Class A Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

(a)             The exercise price of a Stock Option may be equal to or greater than the Fair Market Value of the Class A Shares subject to such Stock Option at the time the Stock Option is granted, as determined by the Committee; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Employee, such exercise price shall not be less than 110% of such Fair Market Value at the time the Stock Option is granted.

(b)             The Committee shall determine the number of Class A Shares to be subject to each Stock Option. In the case of a Stock Option awarded in conjunction with another Award, the number of Class A Shares subject to an outstanding Stock Option may be reduced on an appropriate basis to the extent that the other Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

(c)             Any Stock Option may be exercised during its term only at such time or times and in such installments as the Committee may establish.

(d)             A Stock Option shall not be exercisable:

    (i)          in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Stock Option, after the expiration of ten years from the date it is granted; and

    (ii)         unless payment in full is made for the shares being acquired thereunder at the time of exercise as provided in subsection 6(i).

(e)             The Committee shall determine in its discretion and specify in each agreement evidencing a Stock Option the effect, if any, the termination of the Participant’s employment with or performance of services for the Company shall have on the exercisability of the Stock Option; provided, however, that an Incentive Stock Option shall not be exercisable at a time that is beyond the time an Incentive Stock Option may be exercised in order to qualify as such under the Code and provided, further, that if a Participant’s employment is terminated for a reason other than “cause” (as defined in such Participant’s Award agreement or employment agreement, if any), then such Participant’s right to exercise his or her Stock Options (to the extent that the Participant is entitled to exercise on the date employment terminates) shall continue until the earlier of the option expiration date or (i) at least six (6) months from the date of termination if termination was caused by death or disability and (ii) at least thirty (30) days from the date of termination if termination was caused by other than death or disability.

(f)             It is the intent of Real Goods that Nonqualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under this Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent. If a Stock Option is intended to be an Incentive Stock Option, and if for any reason such Stock Option (or portion thereof) shall fail to qualify as an Incentive Stock Option, then, to the extent of such failure, such Stock Option (or portion thereof) shall be regarded as a Nonqualified Stock Option granted under this Plan; provided, that, such Stock Option (or portion thereof) otherwise complies with this Plan’s requirements relating to Nonqualified Stock Options. In no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other person) due to the failure of a Stock Option to qualify for any reason as an Incentive Stock Option.

(g)             A Purchased Option may contain such additional terms not inconsistent with this Plan, including but not limited to the circumstances under which the purchase price of such Purchased Option may be returned to the holder of the Purchased Option, as the Committee may determine in its sole discretion.

(h)             For purposes of payments made to exercise Stock Options, such payment shall be made in such form (including, but not limited to, cash, Class A Shares, the surrender of all or part of an Award or another outstanding Award under this Plan or any combination thereof) as the Committee may determine in its discretion.

Section 7. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Class A Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

(a)             The Committee shall determine the number of Class A Shares to be subject to each Award of Stock Appreciation Rights. In the case of an Award of Stock Appreciation Rights awarded in conjunction with another Award, the number of Class A Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on an appropriate basis to the extent that the other Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

(b)             The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Stock Appreciation Rights the effect, if any, the termination of the Participant’s employment with or performance of services for the Company shall have on the exercisability of the Award of Stock Appreciation Rights.

(c)             An Award of Stock Appreciation Rights shall entitle the holder to exercise such Award or to surrender unexercised another Award (or any portion of such other Award) to Real Goods and to receive from Real Goods in exchange thereof, without payment to Real Goods, that number of Class A Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one share, at the time of such exercise, over the exercise price, times the number of shares subject to the Award, or portion thereof, that is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Real Goods Securities or property, or other forms of payment or any combination thereof, as determined by the Committee, equal to the aggregate value of the Class A Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right.

(d)             A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Stock Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subsection 7(d) of this Agreement.

Section 8. Restricted Stock and Restricted Stock Units. The Committee may grant Awards of Restricted Stock and Restricted Stock Units either alone, or in conjunction with other Awards, either at the time of grant or by amendment thereafter. Each Award of Restricted Stock or Restricted Stock Units under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions as the Committee, in its discretion, shall establish.

(a)             The Committee shall determine the number of Class A Shares to be issued to a Participant pursuant to the Award of Restricted Stock or Restricted Stock Units, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

(b)             Until the expiration of such period as the Committee shall determine from the date on which the Award is granted and subject to such other terms and conditions as the Committee in its discretion shall establish (the “Restricted Period”), a Participant to whom an Award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of, a book entry or stock certificate representing the Class A Shares subject to such Award.

(c)             Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant’s rights pursuant to this Plan) shall have, after issuance of a certificate for the number of Class A Shares awarded and prior to the expiration of the Restricted Period, ownership of such Class A Shares, including the right to vote such Class A Shares and to receive dividends or other distributions made or paid with respect to such Class A Shares (provided that such Class A Shares, and any new, additional or different shares, or Other Real Goods Securities or property, or other forms of consideration that the Participant may be entitled to receive with respect to such Class A Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of Real Goods, shall be subject to the restrictions set forth in this Plan as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to this Plan.

(d)             The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Restricted Stock or Restricted Stock Units the effect, if any, the termination of the Participant’s employment with or performance of services for the Company during the Restricted Period shall have on such Award of Restricted Stock.

(e)             The Committee may grant Awards of Dividend Equivalents to Participants in connection with Awards of Restricted Stock Units. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Class A Shares, or other investment vehicles as the Committee may specify; provided that, unless otherwise determined by the Committee, Dividend Equivalents shall be subject to all conditions and restrictions of the underlying Restricted Stock Units to which they relate.

Section 9. Performance Grants. The Committee may grant Awards of Performance Grants either alone, or in conjunction with other Awards, either at the time of grant or by amendment thereafter. The Award of a Performance Grant to a Participant will entitle him to receive a specified amount determined by the Committee (the “Actual Value”), if the terms and conditions specified in this Plan and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the applicable terms and conditions of this Plan, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Class A Shares, Other Real Goods Securities or property, or other forms of payment, or any combination thereof, issued with respect to the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an agreement in such form and substance as is determined by the Committee.

(a)             The Committee shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with another Award. As determined by the Committee, the maximum value of each Performance Grant (the “Maximum Value”) shall be: (i) an amount fixed by the Committee at the time the Award is made or amended thereafter, (ii) an amount that varies from time to time based in whole or in part on the then current value of the Class A Shares, Other Real Goods Securities or property, or other securities or property, or any combination thereof or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with another Award, the Performance Grant may be reduced on an appropriate basis to the extent that the other Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

(b)            The award period (“Award Period”) related to any Performance Grant shall be a period determined by the Committee. At the time each Award is made or within the first 90 days of any performance period, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company or one or more of its divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

(c)             The Committee shall determine in its discretion and specify in each agreement evidencing a Performance Grant the effect, if any, the termination of the Participant’s employment with or performance of services for the Company during the Award Period shall have on such Performance Grant.

(d)             The Committee shall determine whether the conditions of a Performance Grant have been met and, if so, shall ascertain the Actual Value of the Performance Grant. If the Performance Grant has no Actual Value, the Award and such Performance Grant shall be deemed to have been canceled and the associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grant has any Actual Value and:

    (i)          was not awarded in conjunction with another Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grant earned by the Participant to be paid to him or his permitted assignee or Beneficiary; or

    (ii)        was awarded in conjunction with another Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grant, in which event no amount with respect thereto shall be paid to the Participant or his permitted assignee or Beneficiary, and the associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grant to the Participant or his permitted assignee or Beneficiary as provided below, in which event the associated Award may be canceled or (C) to pay to the Participant or his Beneficiary, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

(e)             Payment of any amount with respect to the Performance Grants that the Committee determines to pay as provided above shall be made by Real Goods as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Class A Shares, Other Real Goods Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Section to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

Section 10. Deferral of Compensation. The Committee shall determine whether or not an Award shall be made in conjunction with the deferral of the Participant’s salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

    (i)          forfeited to Real Goods or to other Participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company);

    (ii)         subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

    (iii)        credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

Notwithstanding the foregoing or any other provision of this Plan, any deferral of compensation under this Section 10 must comply with the provisions of Code Section 409A, and no deferral of compensation under this Section 10 which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1) is permitted.

Section 11. Deferred Payment of Awards. The Committee may specify that the payment of all or any portion of cash, Class A Shares, Other Real Goods Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion, provided however, that any such deferral shall comply with the requirements of Code Section 409A. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Class A Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

Section 12. Transferability of Awards. A Participant’s rights and interest under this Plan or any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, the Committee may permit such transfer to a Permitted Transferee; and provided, further, that, unless otherwise permitted by the Code, any Incentive Stock Option granted pursuant to this Plan shall not be transferable other than by will, by the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by Participant or by such Permitted Transferee.

Section 13. Amendment or Substitution of Awards under this Plan. The terms of any outstanding Award under this Plan may be amended or modified from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder and repricing of any Award) if the Committee could grant such amended or modified Award under the terms of this Plan at the time of such amendment or modification; provided that no such amendment or modification shall adversely affect in a material manner any right of a Participant under the Award without such Participant’s written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the Participant’s position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions that are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any affiliate, division or department thereof, on this Plan or on any Award under this Plan and provided further that the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code Section 409A, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1). The Committee may, in its discretion, permit holders of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under this Plan.

Section 14. Termination of a Participant. For all purposes under this Plan, the Committee shall determine whether a Participant has terminated employment with, or the performance of services for, the Company, provided, however, an absence or leave approved by the Company, to the extent permitted by applicable provisions of the Code, shall not be considered an interruption of employment or performance of services for any purpose under this Plan.

Section 15. Dilution and Other Adjustments. If any change in the outstanding Class A Shares of the Company occurs by reason of any stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, subdivision or exchange of shares, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the Committee shall make such adjustment in: (i) the aggregate number of shares that may be delivered under the Plan as described in Section 5(b) and the individual Award maximums under Section 5(b); (ii) the number and exercise price of outstanding Stock Options and outstanding Stock Appreciation Rights; (iii) the number of outstanding Restricted Stock Units; and (iv) the number of shares subject to any other Awards granted under the Plan (provided that the number of shares subject to Awards shall always be a whole number), in each case as may be determined to be appropriate by the Committee, and such adjustments shall be final, conclusive and binding for all purposes of the Plan. The Committee may also provide for the adjustment and settlement of outstanding Awards as it deems appropriate and consistent with the Plan’s purpose in the event of a change in control of Real Goods, and such adjustments or settlements shall be final, conclusive and binding for all purposes of the Plan.

Section 16. Designation of Beneficiary by Participant. A Participant may name a beneficiary to receive any payment to which such Participant may be entitled with respect to any Award under this Plan in the event of death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion (a “Beneficiary”). The

Committee reserves the right to review and approve Beneficiary designations. A Participant may change his Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under this Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant’s Beneficiary, such payment will be made to the legal representatives of the Participant’s estate, and the term “Beneficiary” as used in this Plan shall be deemed to include such person or persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under this Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Committee, the Designated Administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.

Section 17. Financial Assistance. If the Committee determines that such action is advisable, the Company may assist any Participant in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of this Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes with respect thereto. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company or the maintenance by the Company of deposits with such bank or third party.

Section 18. Miscellaneous Provisions.

(a)             Any proceeds from Awards shall constitute general funds of Real Goods.

(b)             Except as otherwise determined by the Committee, no fractional shares may be delivered under an Award, but in lieu thereof a cash or other adjustment may be made as determined by the Committee in its discretion.

(c)             No Eligible Person or other person shall have any claim or right to be granted an Award under this Plan. Determinations made by the Committee under this Plan need not be uniform and may be made selectively among Eligible Persons under this Plan, whether or not such Eligible Persons are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Eligible Person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by Eligible Persons at any time and for any reason is specifically reserved.

(d)             No Participant or other person shall have any right with respect to this Plan, the Class A Shares reserved for issuance under this Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of this Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

(e)             No Class A Shares, Other Company Securities, other securities or property or other forms of payment shall be issued hereunder with respect to any Award unless counsel for Real Goods shall be satisfied that such issuance will be in compliance with applicable law and any applicable rules of any stock exchange or other market quotation system on which Class A Shares are listed.

(f)             It is the intent of Real Goods that this Plan comply in all respects with any applicable provisions of Rule 16b 3 and Section 162(m) with respect to Awards granted to executive officers of Real Goods, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with any applicable provisions of Rule 16b 3 or Section 162(m), such provision shall be deemed null and void with respect to Awards granted to executive officers of the Company to the extent required to permit such Awards to comply with Rule 16b 3 and Section 162(m). It is also the intent of Real Goods that this Plan comply in all respects with the provisions of the Code providing favorable treatment to Incentive Stock Options, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with the Incentive Stock Option provisions of the Code, such provision shall be deemed null and void with respect to Incentive Stock Options granted to employees of Real Goods (or any parent or subsidiary of Real Goods) to the extent required to permit such Incentive Stock Options to receive favorable treatment under the Code.

It is the intent of Real Goods that this Plan comply in all respects with any applicable provisions of Code Section 409A with respect to Awards granted under this plan and any amendment or revision of such Awards, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with any applicable provisions of Code Section 409A such Plan provision shall be deemed null and void to the extent required to permit such Awards to comply with any applicable provisions of Code Section 409A. Specifically, the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code Section 409A or the regulations issued thereunder, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1).

(g)             The Company shall have the right to deduct from any payment made under this Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to any obligation of Real Goods to issue Class A Shares, Other Real Goods Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under this Plan, that the Participant (or any Beneficiary or person entitled to act) pay to Real Goods, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, Real Goods may refuse to issue Class A Shares, Other Real Goods Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in this Plan to the contrary, the Committee may, in its discretion, permit a Participant (or any Beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing Real Goods to withhold, or agreeing to surrender to Real Goods on or about the date such tax liability is determinable, Class A Shares, Other Real Goods Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a Fair Market Value equal to the amount of such taxes).

(h)            The expenses of this Plan shall be borne by Real Goods; provided, however, Real Goods may recover from a Participant or his Beneficiary, heirs or assigns any and all damages, fees, expenses and costs incurred by the Company arising out of any actions taken by a Participant in breach of this Plan or any agreement evidencing such Participant’s Award.

(i)             This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

(j)             By accepting any Award or other benefit under this Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board, the Committee or the Designated Administrator (if applicable).

(k)            The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder of any Class A Shares issued pursuant hereto as may be required by applicable law and any applicable rules of any stock exchange or other market quotation system on which Class A Shares are listed.

(l)             The validity, construction, interpretation, administration and effect of this Plan, and of its rules and regulations, and rights relating to this Plan and to Awards granted under this Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Colorado.

(m)            Records of the Company shall be conclusive for all purposes under this Plan or any Award, unless determined by the Committee to be incorrect.

(n)            If any provision of this Plan or any Award is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Award, but such provision shall be fully severable, and this Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan or Award, as applicable.

(o)            The terms of this Plan shall govern all Awards under this Plan and in no event shall the Committee have the power to grant any Award under this Plan that is contrary to any of the provisions of this Plan.

(p)             For purposes of interpretation of this Plan, the masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

Section 19. Plan Amendment or Suspension. This Plan may be amended or suspended in whole or in part at any time from time to time by the Board. No amendment of this Plan shall adversely affect in a material manner any right of any Participant with respect to any Award previously granted without such Participant’s written consent, except as permitted under Section 13.

Section 20. Plan Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)            the adoption of a resolution of the Board terminating this Plan; or

(b)            the close of business on the tenth anniversary of the Effective Date; provided, however, that the Board may, prior to such date, extend the term of this Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of this Plan shall materially alter or impair any of the rights or obligations of any Participant, without such Participant’s consent, under any Award previously granted under this Plan, except that subsequent to termination of this Plan, the Committee may make amendments or modifications permitted under Section 13. Notwithstanding anything in this Plan to the contrary, the Committee shall not grant any Award pursuant to this Plan after the tenth anniversary of the earlier to occur of (i) the date this Plan is adopted by the Board and (ii) the Effective Date.

Section 21. Effective Date. This Plan shall be effective, and Awards may be granted under this Plan, on or after the Effective Date.

APPENDIX A

The following terms shall have the meaning indicated:

“Actual Value” has the meaning set forth in Section 9.

“Award” shall mean an award of rights to an Eligible Person under this Plan.

“Award Period” has the meaning set forth in subsection 9(b).

“Beneficiary” has the meaning set forth in Section 16.

“Board” shall mean the board of directors of Real Goods.

“Class A Shares” shall mean shares of Class A Common Stock, par value $.0001 per share, of Real Goods and stock of any other class into which such shares may thereafter be changed.

“Code” shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time, and the rules and regulations promulgated thereunder, as they may exist or may be amended from time to time.

“Code Section 409A” shall mean Section 409A of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, and any successor to such section.

“Committee” shall mean the person or persons responsible for administering this Plan. The Board shall constitute the Committee until the Board appoints a Board Committee, after which time the Board Committee shall constitute the Committee, provided, however, that at any time the Board may designate itself as the Committee or designate itself to administer certain of the Committee’s authority under this Plan, including administering certain Awards under this Plan, subject to satisfying the requirements of Rule 16b-3 and Section 162(m), if applicable. The Board or the Board Committee may designate a Designated Administrator to constitute the Committee or to administer certain of the Committee’s authority under this Plan, including administering certain Awards under this Plan, subject to the right of the Board or the Board Committee, as applicable, to revoke such designation at any time and to make such designation on such terms and conditions as it may determine in its discretion. For purposes of this definition, the “Board Committee” shall mean a committee of the Board designated by the Board to administer this Plan. Except as otherwise determined by the Board, the Board Committee (i) shall be comprised of not fewer than two directors, (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Board Committee consist of “nonemployee directors” (as defined in Rule 16b-3), (iii) shall meet any applicable requirements under Section 162(m), including any requirement that the Board Committee consist of “outside directors” (as defined in Treasury Regulation §1.162-27(e)(3)(i) or any successor regulation), and (iv) shall meet any applicable requirements of any stock exchange or other market quotation system on which Class A Shares are listed. For purposes of this definition, the “Designated Administrator” shall mean one or more persons designated by the Board or a Board Committee to act as a Designated Administrator pursuant to this Plan. Except as otherwise determined by the Board, a Designated Administrator shall only be appointed if Rule 16b 3 and Section 162(m) permits such appointment and the exercise of any authority without adversely affecting the ability of Awards to officers of Real Goods to comply with the conditions for Rule 16b 3 or Section 162(m). The resolutions of the Board or Board Committee designating the authority of the Designated Administrator shall (i) specify the total number of Class A Shares subject to Awards that may be granted pursuant to this Plan by the Designated Administrator, (ii)

may not authorize the Designated Administrator to designate him or herself as the recipient of any Awards pursuant to this Plan and (iii) shall otherwise comply with the requirements of applicable law.

“Company” shall mean Real Goods and any parent, subsidiary or affiliate of Real Goods.

“Dividend Equivalents” shall mean an Award of cash or other Awards with a Fair Market Value equal to the dividends which would have been paid on the Class A Shares underlying an outstanding Award or Restricted Stock Units had such Class A Shares been outstanding.

“Effective Date” shall mean January 30, 2008.

“Eligible Person(s)” shall mean those persons who are full or part-time employees of the Company or other individuals who perform services for the Company, including, without limitation, directors who are not employees of the Company and consultants and advisors who perform services for the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it now exists or may be amended from time to time, and the rules promulgated thereunder, as they may exist or may be amended from time to time.

“Fair Market Value” shall mean such value rounded up to the nearest cent as determined by the Committee by reasonable application of a reasonable valuation method in accordance with applicable law, including Code Section 409A.

“Incentive Stock Option” shall mean a Stock Option that is an incentive stock option as defined in Section 422 of the Code. Incentive Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

“Maximum Value” has the meaning set forth in subsection 9(a).

“Nonqualified Stock Option” shall mean a Stock Option that is not an incentive stock option as defined in Section 422 of the Code. Nonqualified Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

“Other Real Goods Securities” shall mean Real Goods securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Class A Shares or other property) other than Class A Shares.

“Participant” shall mean an Eligible Person to whom an Award has been granted under this Plan.

“Performance Grant” shall mean an Award subject, in part, to the terms, conditions and restrictions described in Section 9, pursuant to which the recipient may become entitled to receive cash, Class A Shares, Other Real Goods Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

“Permitted Transferee” means, except as otherwise determined by the Committee(i), any person defined as an employee in the Instructions to Registration Statement Form S-8 promulgated by the Securities and Exchange Commission, as such Form may be amended from time to time, which persons include, as of the date of adoption of this Plan, executors, administrators or beneficiaries of the estates of deceased Participants, guardians or members of a committee for incompetent former Participants, or similar persons duly authorized by law to administer the estate or assets of former Participants, (ii) Participants’ family members who acquire Awards from the Participant other than for value, through a gift or a domestic relations order, and (iii) any trust established for the benefit of any person described in clause (i) above. For purposes of this definition, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. For purposes of this definition, neither (i) a transfer under a domestic relations order in settlement of marital property rights; nor (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the Participant) in exchange for an interest in that entity is considered a transfer for “value”.

“Plan” shall mean this Real Goods Solar, Inc. 2008 Long-Term Incentive Plan.

“Purchased Option” shall mean a Stock Option that is sold to an Eligible Person at a price determined by the Committee. Purchased Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

“Real Goods” shall mean Real Goods Solar, Inc., a Colorado corporation.

“Restricted Period” has the meaning set forth in subsection 8(b).

“Restricted Stock” shall mean an Award of Class A Shares that is issued subject, in part, to the terms, conditions and restrictions described in Section 8.

“Restricted Stock Units” shall mean an Award of a right to receive Class A Shares that is issued subject, in part, to the terms, conditions and restrictions described in Section 8.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and any successor rule.

“Section 162(m)” shall mean §162(m) of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

“Stock Appreciation Right” shall mean an Award of a right to receive (without payment to Real Goods) cash, Class A Shares, Other Real Goods Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Class A Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject, in part, to the terms, conditions and restrictions described in Section 7.

“Stock Option” shall mean an Award of a right to purchase Class A Shares. The term Stock Option shall include Nonqualified Stock Options, Incentive Stock Options and Purchased Options.

“Ten Percent Employee” shall mean an employee of the Company who owns stock representing more than ten percent of the voting power of all classes of stock of Real Goods or any parent or subsidiary of Real Goods.

“Treasury Regulation” shall mean a final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

REAL GOODS SOLAR, INC. 833 W. SOUTH BOULDER ROAD LOUISVILLE, CO 80027 ATTN: PAM BROWN	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:		All	All	Except
1.	Election of Directors	☐	☐	☐
Nominees

01	Jirka Rysavy 02 Lynn Powers 03 John Schaeffer 04 James Argyropoulos 05 Scott Lehman
06	Barbara Mowry
		For	Against	Abstain
2.	Amendment to 2008 Long-Term Incentive Plan	☐	☐	☐

NOTE: In the discretion of the proxies, on such other business as may properly come before the meeting and at any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the nominees for director, FOR each proposal and, in the discretion of the proxies, with respect to such other business as may properly come before the meeting.

For address change/comments, mark here. (see reverse for instructions)				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

REAL GOODS SOLAR, INC
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 13, 2011

The Annual Meeting of the Shareholders of Real Goods Solar (the “Company”) will be held on Friday, May 13, 2011 at 10:00 a.m. local time, at the Residence Inn, 845 Coal Creek Circle, Louisville, Colorado 80027.

The undersigned, having received the notice regarding the availability of proxy materials for said meeting, hereby constitutes and appoints Jirka Rysavy and John Jackson, his/her true and lawful agents and proxies, with power of substitution and resubstitution in each, to represent and vote at the Annual Meeting scheduled to be held on May 13, 2011, or at any adjournment or postponement thereof on all matters coming before said meeting, all shares of Class A common stock of Real Goods Solar, which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card.

YOUR VOTE IS IMPORTANT

To vote through the Internet or by telephone, please see the instructions on the reverse side of this card. To vote by mail, sign and date this card on the reverse and mail promptly in the enclosed postage-paid envelope.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side